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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): September 30, 1999


                             WESTPOINT STEVENS INC.
           (Exact Name of Registrants as Specified in their Charters)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


         0-21496                                         36-3498354
(Commission File Numbers)                  (I.R.S. Employer Identification Nos.)


                           507 WEST TENTH STREET 31833
                               WEST POINT, GEORGIA
               (Address of Principal Executive Offices) (Zip Code)


                                 (706) 645-4000
              (Registrants' Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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NY2:\843382\01\$2R@01!.DOC\80765.0004

Item 5. Other Events.

         On October 14, 1999, WestPoint Stevens released a press release reporting results for the third quarter and nine months ended September 30, 1999, a copy of which is attached hereto as Exhibit 99.1. A copy of WestPoint Stevens' Condensed Consolidated Statement of Cash Flows (unaudited) for the nine months ended September 30, 1999, and Condensed Consolidated Statement of Stockholders' Equity (Deficit) at September 30, 1999 is attached hereto as Exhibit 99.2.

Exhibit No.       Exhibit

  99.1            Press Release dated October 14, 1999

  99.2 Condensed Consolidated Statement of Cash Flows (unaudited) for the nine months ended September 30, 1999 and 1998 and Condensed Consolidated Statement of Stockholders' Equity (Deficit) at September 30, 1999



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            WESTPOINT STEVENS INC.
                                            (Registrant)

                                             By: /s/ Christopher N. Zodrow
                                                 -------------------------------
         Date: October 26, 1999                  Christopher N. Zodrow
                                                 Vice President and Secretary

                                  EXHIBIT INDEX

        Exhibit No.            Exhibit
        -----------            -------

           99.1            Press Release dated October 14, 1999

           99.2 Condensed Consolidated Statement of Cash Flows (unaudited) for the nine months ended September 30, 1999 and 1998 and Condensed Consolidated Statement of Stockholders' Equity (Deficit) at September 30, 1999